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                                                                    EXHIBIT 99.1




October 3, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have read Item 4 of Form 8-K dated October 3, 2000, of PC Service Source, Inc. and are in agreement with the statements contained therein.


                                           /s/ Ernst & Young LLP